U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 6, 2018
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

640 Plaza Drive, Suite 270, Highlands Ranch, CO	80129
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.
On April 6, 2018, Advanced Emissions Solutions, Inc. (the “Company”) entered into the First Amendment to Tax Asset Protection Plan (the “Amendment”) between the Company and Computershare Trust Company, N.A. (the “Rights Agent”) that amends the Tax Asset Protection Plan dated May 5, 2017 (the “TAPP”) between the Company and the Rights Agent.
The Amendment amends the definition of “Final Expiration Date” under the TAPP to extend the duration of the TAPP and makes associated changes in connection therewith. Pursuant to the Amendment, the Final Expiration Date shall be the close of business on the earlier of (i) December 31, 2019 or (ii) the business day immediately following the Company’s 2018 annual meeting of stockholders (including any adjournment or postponement thereof) if stockholder approval has not been obtained prior to such date. The Company will seek stockholder approval of the Amendment at its annual meeting scheduled to be held on June 19, 2018.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.
See the description set out under “Item 1.01 - Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 6, 2018, A. Bradley Gabbard and Derek C. Johnson notified the Company's Board of Directors (the "Board") that they had chosen not to stand for re-election to the Board at the Company's 2018 Annual Meeting. Their decisions not to stand for re-election as directors are not related to any disagreement with the Company or with any of its operations, policies or practices, and each of them will continue to serve as a director through the date of the 2018 Annual Meeting.

Also on April 6, 2018, the Board voted unanimously to reduce the size of the Board from seven members to five members, effective with Messrs. Gabbard's and Johnson's departure from the Board on June 19, 2018. Membership on the standing committees of the Board - the Audit Committee, the Compensation Committee and the Nominating and Governance Committee - in light of the director departures and the reduced size of the Board will be determined prior to the date of the 2018 Annual Meeting.

A copy of the press release announcing these Board matters is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.2	First Amendment to Tax Asset Protection Plan dated as of April 6, 2018, by and between the Company and Computershare Trust Company, N.A., as rights agent.
99.1	Press Release dated April 11, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 11, 2018

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President and Chief Executive Officer

3